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CARCO/DCMOT AUTO LOAN MASTER TRUST:   RECONCILIATION OF CASH FLOWS
COLLECTION PERIOD: JUNE 1, 2003 THROUGH JULY 30, 2003
ACCRUAL PERIOD: JUNE 16, 2003 THROUGH JULY 14, 2003
DISTRIBUTION DATE: JULY 15, 2003

                                                            TRUST            SERIES          SERIES         SERIES        SERIES
                                                            TOTALS           1996-1          1999-2         2000-B        2000-C
                                                        ---------------  -----------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                         46,814,788.61 *   3,099,680.99   3,719,617.19   3,105,880.36  3,099,680.99
Principal Collections from Seller                                 0.00 *           0.00           0.00           0.00          0.00
Investment Income on Accounts                               463,333.68        33,135.19      39,790.08      33,198.17     33,142.64
Balances in Principal Funding Accounts                            0.00             0.00           0.00           0.00          0.00
Balances in Reserve Fund Accounts                        10,853,500.00     1,750,000.00   2,100,000.00   1,753,500.00  1,750,000.00
Balances in Excess Funding Accounts                               0.00             0.00           0.00           0.00          0.00
Balance in Yield Supplement Accounts                     12,404,000.00     2,000,000.00   2,400,000.00   2,004,000.00  2,000,000.00
Other Adjustments                                                 0.00             0.00           0.00           0.00          0.00
                                                        ---------------  -----------------------------------------------------------
                   TOTAL AVAILABLE                       70,535,622.29     6,882,816.19   8,259,407.27   6,896,578.53  6,882,823.64
                                                        ===============  ===========================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders   7,640,501.12       529,652.78     633,166.67     508,515.00    503,472.22
Principal Due to Note/Certificateholders                          0.00             0.00           0.00           0.00          0.00
Principal to Funding Account                                      0.00             0.00           0.00           0.00          0.00
Move Funds to the Reserve Fund Accounts                  10,853,500.00     1,750,000.00   2,100,000.00   1,753,500.00  1,750,000.00
Move Funds to the Excess Funding Accounts                         0.00             0.00           0.00           0.00          0.00
Move Funds to the Yield Supplement Accounts              12,404,000.00     2,000,000.00   2,400,000.00   2,004,000.00  2,000,000.00
Yield Supplement  & Reserve Account to Seller                     0.00 *           0.00           0.00           0.00          0.00
Service Fees to Seller                                    6,705,045.79 *     416,666.67     500,000.00     417,500.00    416,666.67
Defaulted Amounts to Seller                                  97,400.92 *       6,407.11       7,688.53       6,419.93      6,407.11
Excess Collections to Seller                             32,835,174.47 *   2,180,089.63   2,618,552.07   2,206,643.60  2,206,277.64
Excess Funding Account Balance to Seller                          0.00 *           0.00           0.00           0.00          0.00
                                                        ---------------  -----------------------------------------------------------
                 TOTAL DISBURSEMENTS                     70,535,622.29     6,882,816.19   8,259,407.27   6,896,578.53  6,882,823.64
                                                        ===============  ===========================================================
                        Proof                                     0.00             0.00           0.00           0.00          0.00
                                                        ===============  ===========================================================
                                                            SERIES            DCMOT          DCMOT          DCMOT
                                                            2001-A           2002-A          2002-B        2003-A         OTHER
                                                        ----------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                          6,199,361.99    12,262,474.26   6,131,237.13   9,196,855.70          0.00
Principal Collections from Seller                                 0.00             0.00           0.00           0.00
Investment Income on Accounts                                66,300.21       114,563.28      57,281.64      85,922.46
Balances in Principal Funding Accounts                            0.00             0.00           0.00           0.00
Balances in Reserve Fund Accounts                         3,500,000.00             0.00           0.00           0.00
Balances in Excess Funding Accounts                               0.00             0.00           0.00           0.00
Balance in Yield Supplement Accounts                      4,000,000.00             0.00           0.00           0.00
Other Adjustments                                                 0.00             0.00           0.00           0.00          0.00
                                                        ----------------------------------------------------------------------------
                   TOTAL AVAILABLE                       13,765,662.20    12,377,037.54   6,188,518.77   9,282,778.16          0.00
                                                        ============================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series Note/Certificateholders   1,002,916.67     1,997,777.78     978,750.00   1,486,250.00
Principal Due to Note/Certificateholders                          0.00             0.00           0.00           0.00
Principal to Funding Account                                      0.00             0.00           0.00           0.00
Move Funds to the Reserve Fund Accounts                   3,500,000.00             0.00           0.00           0.00
Move Funds to the Excess Funding Accounts                         0.00             0.00           0.00           0.00
Move Funds to the Yield Supplement Accounts               4,000,000.00             0.00           0.00           0.00
Yield Supplement  & Reserve Account to Seller                     0.00             0.00           0.00           0.00
Service Fees to Seller                                      833,333.33     1,831,501.83     915,750.92   1,373,626.37
Defaulted Amounts to Seller                                  12,814.22        25,628.45      12,814.22      19,221.34
Excess Collections to Seller                              4,416,597.97     8,522,129.48   4,281,203.63   6,403,680.45          0.00
Excess Funding Account Balance to Seller                          0.00             0.00           0.00           0.00
                                                        ----------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS                     13,765,662.20    12,377,037.54   6,188,518.77   9,282,778.16          0.00
                                                        ============================================================================
                        Proof                                     0.00             0.00           0.00           0.00          0.00
                                                        ============================================================================

-------------------------------------------------------------------------------------------
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
               Chrysler                                           $0.00
               Investment Income                             463,333.68
               Collection Account                          8,000,000.00 *
               Reserve & Yield Accounts                            0.00
               Balance in Excess Funding Account                   0.00
                                                          $8,463,333.68
     2. Distribute funds to:
               Series Note/Certificate Holders            $7,640,501.12
               Chrysler                                      822,832.56
               Trust Deposit Accounts                              0.00
                                                          $8,463,333.68
     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.

-------------------------------------------------------------------------------------------


                                                                        TO: JOHN BOBKO/ROBERT GRUENFEL        PAUL GEKIERE
-----------------------------------------------------------------------
 * Funds Transfer to/(from) Bank of New York :                              THE BANK OF NEW YORK              DAIMLERCHRYSLER
                                                      (822,832.56)          (212) 815-4389/8325               (248) 512-2758
-----------------------------------------------------------------------
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